Exhibit 12.1

CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER UNDER SECTION 302 OF
THE SARBANES-OXLEY ACT OF 2002

I, Isaac Israel, certify that:

1.	I have reviewed this Amendment Number 1 to annual report on Form 20-F of Kitov Pharma Ltd.;

2.	Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: March 31, 2020

/s/ Isaac Israel
Isaac Israel
Chief Executive Officer